EXHIBIT 4.1

NUMBER [Vignette]           OEI INTERNATIONAL, INC.                 COMMON STOCK
OEI                              (Logo Format)
                          INCORPORATED UNDER THE LAWS                     SHARES
                            OF THE STATE OF DELAWARE

                                                               CUSIP 670829 10 0
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS CERTIFY THAT


IS THE OWNER OF

            SHARES FULLY PAID AND NON-ASSESSABLE, OF THE COMMON STOCK OF THE PAR VALUE OF $.001 EACH, OF

OEI International, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this Certificate, consents to and agrees to be bound by all of said provisions. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, OEI International, Inc. has caused its corporate seal to be hereunto affixed, and this Certificate to be signed by its duly authorized officers.

Dated

OEI INTERNATIONAL, INC.
DELAWARE CORPORATE SEAL

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, N.Y.)  TRANSFER AGENT
                              AND REGISTRAR
BY
     AUTHORIZED SIGNATURE

                  /s/ RICK BERRY                /s/ M.L. BURROW
                      Secretary                  Chairman and Chief
                                                  Executive Officer

                             OEI INTERNATIONAL, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common        UNIF GIFT MIN ACT -_______ Custodian ______
TEN ENT -as tenants by the entireties                  (Cust)            (Minor)
JT TEN  -as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants             Act _______________________
         in common                                              (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________
________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________

                                 _______________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By: __________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

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